United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

          October 18, 2005
Date of Report (Date of earliest event reported)

    OVERSEAS SHIPHOLDING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

1-6749-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

666 Third Avenue
                    New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 18, 2005, Double Hull Tankers, Inc. ("DHT") completed its initial public offering of 16,000,000 shares of common stock at $12.00 per share. Until the public offering, DHT was a wholly-owned subsidiary of Overseas Shipholding Group, Inc. (the "Registrant").

As previously reported in Current Reports on Form 8-K dated September 20, 2005, October 6, 2005 and October 12, 2005, in connection with DHT's public offering and pursuant to Memoranda of Agreement dated September 20, 2005, subsidiaries of the Registrant agreed to sell to subsidiaries of DHT (the "DHT Subsidiaries") three VLCCs and four Aframax tankers, and pursuant to Time Charters the DHT Subsidiaries agreed to time charter such vessels to other subsidiaries of the Registrant for initial charter periods of five to six and one-half years. The aggregate purchase price of $580.6 million for the seven vessels was negotiated in the overall context of the public offering of shares of DHT's common stock and consisted of $412.6 million in cash and 14 million shares of DHT common stock, representing approximately 47% of DHT's outstanding common stock after the public offering. The sale of the seven vessels was completed on October 18, 2005 simultaneously with the completion of DHT's public offering.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(b)        Pro Forma Financial Information

1. Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of June 30, 2005 (Unaudited) and notes thereto.

2. Pro Forma Condensed Consolidated Statements of Operations of the Registrant for the year ended December 31, 2004 (Unaudited) and for the six months ended June 30, 2005 (Unaudited) and notes thereto.

(d) Exhibits

Exhibit No.	Description
99.1

Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of June 30, 2005 (Unaudited) and notes thereto and Pro Forma Condensed Consolidated Statements of Operations of the Registrant for the year ended December 31, 2004 (Unaudited) and for the six months ended June 30, 2005 (Unaudited) and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Overseas Shipholding Group, Inc.
(Registrant)
By: /s/Myles R. Itkin
Name: Myles R. Itkin Title: Senior Vice President, Chief Financial Officer and Treasurer

Date: October 24, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1

Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of June 30, 2005 (Unaudited) and notes thereto and Pro Forma Condensed Consolidated Statements of Operations of the Registrant for the year ended December 31, 2004 (Unaudited) and for the six months ended June 30, 2005 (Unaudited) and notes thereto.